Contract No.  94-0844-005


                       AMENDMENT

     This AMENDMENT, made as of the 1st day of February, 1999, between FEDERAL EXPRESS CORPORATION
("Federal") and MOUNTAIN AIR CARGO, INC. ("Lesssee").


                       RECITALS

     1.Federal and Lessee entered into an Aircraft Dry
       Lease And Service Agreement dated February 2, 1994 (the
       "Agreement").

     2.Federal and Lessee now desire to amend the Agreement.

     FOR AND IN CONSIDERATION of the mutual covenants contained in this Amendment, Federal and Lessee
     (the "parties") agree as follows:

     1.The term of the Lease is extended for a period of five (5) years commencing February 1, 1999 and expiring
       January 31, 2004, unless earlier terminated under the terms of the Agreement.

     2.Except as otherwise provided in this Amendment, all words and definitions used in this Amendment shall have the same meaning in this Amendment as in the Agreement.

     3.Other than as provided in this Amendment, all terms and provisions of the Agreement are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereby execute this Amendment on the day and year first above written.


     MOUNTAIN AIR CARGO, INC.                 FEDERAL EXPRESS CORPORATION

     By:   William Simpson                     By:    Mark S. Blair

     Title:    President                       Title:  Vice President
         ("Lessee")                                 ("Federal")